Targeting the Lymph Nodes to AMPlify Immunotherapy Nasdaq: ELTX January 2025

Disclaimers No Representation or Warranty We do not make and hereby expressly disclaim any representation or warranty, express or implied, as to the reasonableness of the assumptions made in the Presentation or the accuracy or completeness or the information contained in or incorporated by reference into the Presentation. We will not have any liability for any representations or warranties, express or implied, contained in, or omissions from, the Presentation. The data contained herein is derived from various internal and external sources. We do not assume any obligation to provide the recipient with access to any additional information or to update the information in the Presentation. Industry and Market Data The Presentation contains certain market data and other statistical information such as the size, growth and share of the industries and the market segments we operate in, which are based on information from independent industry organizations and other third-party sources, industry publications, surveys and forecasts. Such data may include projections based upon a number of assumptions. Neither we nor any third parties that provide information to us guarantee the accuracy, completeness, timeliness or availability of any information. We are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. We do not give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and we expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. The industry may not grow at the rate projected by market data, or at all. Failure of our industries to grow at the projected rate may have a material adverse effect on our business and the market price of our securities. In addition, if any one or more of the assumptions underlying the market data are later found to be incorrect, actual results may differ from the projections based upon these assumptions. You should not place undue reliance on these forward-looking statements. 2

Disclaimers 3 Forward-Looking Statements This presentation contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Statements in this presentation that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, statements regarding our planned clinical programs, including planned clinical trials and the potential of our product candidates, including the potential durable clinical benefits and potential broad application of our product candidates, the unmet need and potential addressable market for our product candidates, the potential clinical utility, potential benefits and market acceptance of our product candidates, the potential advantages of our product candidates over those of existing therapeutics and/or those of our competitors, the expected receipt of clinical data, the timing of initiation of our planned clinical trials, and the advancement of and funding for our developmental programs generally. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward- looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, our financial condition, including our ability to obtain the funding necessary to advance the development of ELI-002 and any other future product candidates, and our ability to continue as a going concern and our cash runway, including our cash runway funding the Company beyond the anticipated Phase 2 interim analysis; our plans to develop and commercialize our product candidates, including ELI-002; the timing of initiation of our planned clinical trials, including the initiation of an ELI-002 and Checkpoint Inhibitor investigator-sponsored clinical study in metastatic micro-satellite stable CRC in 2025, the initiation of an ELI-002 and Checkpoint Inhibitor investigator-sponsored clinical combination study in neo-adjuvant pancreatic ductal adenocarcinoma (“PDAC”) in 2025, the initiation of an ELI-004 with radiation investigator-sponsored clinical study in 2025-2026, and our anticipated finalization of a Phase 3 trial protocol in the adjuvant PDAC setting; our ability to advance ELI-007 and/or ELI-008 for Phase 1 readiness; the timing of the availability of data from our clinical trials, including the DFS interim analysis anticipated from the Phase 2 trial of ELI-002 7P anticipated in the first half of 2025; the timing of any planned investigational new drug application or new drug application; our plans to research, develop and commercialize our current and future product candidates; the occurrence and timing of an end of Phase 2 meeting for the ELI-002 7P trial with the FDA anticipated in the second half of 2025; our ability to successfully collaborate with existing collaborators or enter into new collaborations and to fulfill our obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of our product candidates; our commercialization, marketing and manufacturing capabilities and strategy; our ability to identify additional products or product candidates with significant commercial potential; our ability to advance ELI-002 outside of PDAC monotherapy and our pipeline programs; developments and projections relating to our competitors and our industry; the impact of government laws and regulations; our ability to protect our intellectual property position covering ELI-002 and other product candidates we may develop, including the extensions of existing patent terms where available; and our estimates regarding future revenue, expenses, capital requirements and need for additional financing. New factors emerge from time to time, and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks are more fully discussed in our Annual Report on Form 10-K filed with the SEC on March 29, 2024, as amended on April 29, 2024, under the heading “Risk Factors”, and any subsequent reports and other documents filed from time to time with the SEC. Forward- looking statements included in this release are based on information available to us as of the date of this release. We do not undertake any obligation to update such forward-looking statements to reflect events or circumstances after the date of this release, except to the extent required by law.

4 Amphiphile (“AMP”) Technology • AMP delivers payloads to lymph nodes eliciting immune responses with increased magnitude, function, and durability • Designed to use the lymph nodes to educate, activate and amplify differentiated T cell responses to eliminate tumor cells • AMP technology offers potential for broad cancer immunotherapy application ELI-002 Lymph Node Targeted mKRAS Cancer Vaccine • Off-the-shelf cancer vaccine candidate targeting the most common KRAS mutations that drive 25% of solid tumors • Potential monotherapy adjuvant treatment in high relapse-risk mKRAS+ cancers: pancreatic (PDAC) and colorectal (CRC) • Driver mutation specificity in combination with T cell responses to personal tumor neoantigens (antigen spreading) ELI-002 Clinical Data (39 pts, 2 Phase 1 trials) • Elicited mKRAS specific T cell response ~100x increased over baseline at the Phase 2 dose without any DLTs or SAEs • Strength of T cell response correlated with tumor biomarker reduction and reduced risk of relapse or death • ELI-002 2P Update at ESMO-IO: full cohort (n=25) mOS of 28.9 months; 16.3 months mRFS ELI-002 Next Steps • ELI-002 7P Phase 2 trial: Disease-free survival interim analysis expected in H1 2025 • ELI-002 7P End of Phase 2 FDA meeting expected in H2 2025 • Investigator-sponsored trials of ELI-002 + CPI in PDAC and CRC Company Overview Clinical-stage biotech developing novel lymph node-targeted “off the shelf” cancer immunotherapies

• $33M in new capital raised – expected to fund the Company into Q2 2025 beyond the anticipated Phase 2 interim analysis • ELI-002 7P updated Phase 1a data presented at AACR-Special Conference-Pancreatic Cancer • ELI-002 7P updated Phase 1a data presented at SITC • ELI-002 Phase 3 trial study design alignment from November FDA Type-B meeting • ELI-002 2P updated Phase 1a data presented at ESMO-IO 5 H2 2024 Execution Phase 2 trial fully enrolled – 144 patients enrolled in 11 months in 27 clinical sites

6 • Expansion • Phenotype • Effector Function • Anti-tumor Activity Response Coordination The Immune “School House” Numerous Immune Cells APC : T Cell Interaction T Cell Response Lymph Node Targeting Lymph Nodes Essential for Eliciting Robust T Cell Responses Immune biology in the Lymph Nodes directs the development of anti-tumor immunity

AMP Technology Targets Vaccine Delivery to Lymph Nodes

AMP technology capable of delivering payloads to lymph nodes, generating robust immune response



Tissue Injection Site
AMP
Endogenous Albumin
Albumin-bound AMP
Lymph Node
Albumin-bound AMP
Antigen Presenting Cell
T Cell
APC Activation
T Cell Expansion and Activation
Expansion
Persistence
Effector function
Phenotype
Metabolic function
1 Subcutaneous injection
2 Albumin binding
3 Lymph node targeting
4 Delivery to immune cells
5 Immune Response

Pant, et al. **Nature** Medicine 2024; Liu, et al. **Nature** 2014; Moynihan, et al. **Nature Medicine** 2016; Ma, et al. **Science** 2019

7

ELI-002 Is a Lymph Node Targeted mKRAS Vaccine

Proprietary AMP-CpG Adjuvant Shown to Enhance Immunogenicity in Early-Stage Trials

Peptide Composition	ELI-002	G12X	G13X
	2P	D R	
	7P	D R V C S A	D



ELI-002
AMP-mKRAS
Peptide Antigen
• 2 or 7 AMP-peptides
• CD8 and CD4 epitopes
Albumin Binding Lipid for Lymph Node Targeting
PEG Linker
mKRAS Peptide
AMP-CpG
Adjuvant
• Potent TLR-9 immune activator
Albumin Binding Lipid for Lymph Node Targeting
CpG DNA: TLR-9 Agonist

8

The mKRAS Opportunity

ELI-002 targets the 7 most common KRAS mutations driving 25% of solid tumors

Pancreatic Ductal Adenocarcinoma

ELI-002 addressable
Incidence: ~128k


88%
No KRAS mutation
Other KRAS mutations

Colorectal Cancer

ELI-002 addressable
Incidence: ~192k


36%
Other KRAS mutations
No KRAS mutation

Non-Small Cell Lung Cancer

ELI-002 addressable
Incidence: ~128k


25%
Other KRAS mutations
No KRAS mutation

Other mKRAS Opportunities


17%

Biliary Tract Cancer
Total incidence: ~40k


3-11%

Ovarian Cancer
Total incidence: ~62k

Incidence for the 7 Major Markets (MM): US, France, Germany, Italy, Spain, UK, and Japan
Sources for tumor incidence obtained from GLOBOCAN (2020). PDAC: 90% of pancreatic cancers (O'Reilly, 2021), NSCLC 84.3% of lung cancers (SEER, 2021), BTC: 15% of liver cancers + gallbladder
Sources for KRAS mutation data: Waters & Der, 2018; Ji Luo, 2021, Meng 2021; Hofmann 2022, AACR Project GENIE Registry; Froesch et al, 2022, Gordon et al, 2023

elicio THERAPEUTICS

9

ELI-002's Differentiated Approach to mKRAS Therapy

Validated mKRAS Target | Differentiated Vaccine Approach | Advanced Clinical Stage

Small Molecules Inhibiting Mutant KRAS

- FDA approvals for LUMAKRAS® & KRAZATI® validate target
- Mirati acquisition: $4.8B by BMS

BUT

- Only affects 1 mutation (G12C), subject to multiple resistance mechanisms
- Limited duration of clinical benefit

Personalized Neoantigen Vaccines

- Significant progress and investment in vaccine product development:
  - Moderna / Merck: KeyNote-942
  - BioNTech / Roche: Autogene Cevumeran
- Validates clinical utility of cancer vaccines in adjuvant settings

BUT

- Manufacturing is long + costly
- Targets non-essential mutations
- Combination with CPI needed

elicio THERAPEUTICS — Lymph Node Targeted Vaccine vs Mutant KRAS

- Promising P1 data in PDAC and CRC
- Targeting 7 mKRAS driver mutations
- Lymph Node Targeting MOA
- Off-the-shelf simplicity, COGs
- Robust T cell Response (CD4 + CD8)
- Monotherapy activity
- Potential durable clinical benefit
- Potential broad application for ~25% of human solid cancers expressing mKRAS elicio THERAPEUTICS

10

• MRD+ PDAC (n=33) and CRC (n=6) patients treated after local surgery and chemotherapy (adjuvant setting) • Phase 1 trials included dose-ranging for both peptide and adjuvant components of ELI-002 • Data from both trials have shown: • ELI-002 was well tolerated at all dose levels, with no DLTs or SAEs observed • RP2D established: 10 mg AMP-CpG with 4.9 mg AMP-peptide mix (elicited median 113-fold T cell increase) • ELI-002 elicited a robust mKRAS-specific T cell response (CD4+ and CD8+) in a majority of patients • ELI-002 elicited T cell response correlating with a reduction in tumor biomarker levels • Evidence of Antigen Spreading at RP2D with immune response targeting personal tumor neoantigens • Strength of ELI-002 T cell response correlates with a reduction in the risk of progression or death • Preliminary Phase 1 study of ELI-002 2P including RFS outcome published in Nature Medicine January 2024 • Long-Term Follow-up Phase 1 (ELI-002 2P) data highlighting durable RFS and OS presented at ESMO-IO December 2024 11 ELI-002 Summary of Phase 1 Clinical Trials 39 patients treated in two Phase 1a trials: ELI-002 2P and ELI-002 7P

ELI-002 2P: Phase 1a Trial of ELI-002 2-Peptide Formulation First-in-human Study: mKRAS G12D or G12R-expressing, Adjuvant treatment of MRD+ PDAC and CRC

ELI-002 2P Study Overview

* Published in Nature Medicine | ELI-002 2P | Phase 1A

Phase 1 adjuvant dose-ranging study to assess safety and efficacy of **ELI-002 2P** in patients who completed standard therapy and have molecular disease

ELI-002 MONOTHERAPY: NCT04853017

Monotherapy (no chemo, CPI combo)

Key Criteria

- ✓ **mKRAS G12D / R – aligned to 2 peptide formulation**
- ✓ No radiographic evidence of disease (NED)
- ✓ High risk of relapse (MRD+ ctDNA/serum biomarkers)

Baseline Characteristics

25 patients enrolled across 5 dose cohorts, 25 evaluable at database cutoff (9/6/2023)

- **Advanced:** 68% had stage III or oligometastatic resected stage IV disease
- **Pre-treated:** All received prior chemo and surgery, 28% had prior radiation

Complete Local Therapy (e.g., Surgery, Chemo)

↓ 1-2 months

Prime (6 doses over 8 weeks)

↓ 3 months

Boost (4 doses over 4 weeks)

↓ 2 months

20-Months Follow-up

Basket Trial Enrollment

Pancreatic Ductal Adenocarcinoma (PDAC)	n=20
Colorectal Cancer (CRC)	n=5

Endpoints

- **Safety**
- **Maximum Tolerated Dose (MTD) or RP2D**
- ctDNA/serum biomarker change from baseline
- Immunological Responses
- Relapse Free Survival (RFS)

Preliminary Phase 1 (AMPLIFY-201) study of ELI-002 2P published in Nature Medicine January 2024

Pant, et al. Lymph-node-targeted, mKRAS-specific amphiphile vaccine in pancreatic and colorectal cancer: the phase 1 AMPLIFY-201 trial. Nature Medicine. 2024. https://doi.org/10.1038/s41591-023-02760-3 elicio THERAPEUTICS

13

14 • Waterfall displays best response of ctDNA or serum tumor biomarker • Most patients (84%, 21/25) showed decline from baseline in ctDNA or CEA/CA19-9 levels • 24% of patients (6/25) showed complete clearance of ctDNA • Responses observed in PDAC and CRC, mKRAS G12D and G12R • Responses observed despite prior splenectomy (S annotated) * Patient biopsied, exhibited T cell infiltration and continued study treatment S Patient underwent splenectomy Data cutoff 6-Sept-23 1 2 3 4 6 17 7 25 8 23 9 24 5 101113141215182216201921 -100 -75 -50 -25 0 25 50 75 100 2 80 90 38 22 -2 6 -2 8 -2 8 -4 3 -4 4 -4 7 -5 0 -7 6 -1 00 -1 00 -1 00 -1 00 -1 00 -1 00 B e s t O v e ra ll B io m a rk e r R e s p o n s e (% o f B a s e li n e ) P P P P P P C P P P P P P P P C P P P P P C P C CTumor Type D D D D D D D R R D D D D D D D R D R D D D R D DKRAS Biomarker D G12D R G12R P PDAC C CRC ctDNA CEA / CA19-9 -9 -1 1 -1 8 -2 S S SS * -2 -1 1 -1 7 Cohort 1: 0.1 mg Cohort 2: 0.5 mg Cohort 3: 2.5 mg Cohort 4: 5.0 mg Cohort 5: 10.0 mg ELI-002 2P Waterfall Plot: Biomarker Reduction/ClearanceTumor Biomarker Responses Pant, O’Reilly, et al. Nature Medicine. 2024 Phase 1AELI-002 2PELI-002 2P Induces Tumor Biomarker Declines in Majority of Phase 1a Patients Robust responses observed across tumor types and KRAS mutations with ELI-002 monotherapy

Baseline Max Response 0 5 10 20 30 40 50 450 F o ld C h a n g e f ro m B a s e li n e 2 15 • T cells detectable by standard direct ex vivo FluoroSpot and flow cytometry, with no expansion required • 84% of patients showed T cell responses; 100% at the RP2D (10 mg) • 58x average fold-change in T cell numbers from baseline (median 12.75; range 2-423x) • 59% of patient responses included both CD4 and CD8 T cells • De novo T cell priming and memory cell expansion • Responses were observed across diverse HLA backgrounds Responses shown are best overall responses vs baseline for each patient at any timepoint during the assessment period. Data cutoff 6-Sept-23 Median = 12.75x ELI-002 2P T Cell Fold-ChangesmKRAS T Cell Responses Baseline Max Respo se Direct Ex Vivo T Cell Response 0.1 mg 0.5 mg 2.5 mg 5.0 mg 10.0 mg Pant, O’Reilly, et al. Nature Medicine. 2024 Phase 1AELI-002 2PELI-002 Elicits Robust Immune Responses in Majority of Phase 1a Patients 84% of patients generated mKRAS-specific T cells directly ex vivo; 100% at RP2D

Clearance Reduction Non-Responder ≥Median <Median -100 0 100 200 300 T Cell Response (Fold change f rom baseline) B e s t O v e ra ll B io m a rk e r R e s p o n s e (% o f B a s e li n e ) ✱✱ 16 • Strength of T cell response to ELI-002 is strongly correlated to tumor biomarker response • 100% of the above median T cell group respond to ELI-002; in the below median group 67% (8/12) respond to ELI-002 • All (100%) of the observed tumor biomarker clearances (6/6) are in the above median T cell group • Statistically significant per Mann Whitney Test (P < 0.0014) Data cutoff 6-Sept-23 P = 0.0014 ≥ Median < Median mKRAS T Cell Response Tumor Biomarker Response Best Overall Tumor Biomarker Response Phase 1AELI-002 2PELI-002 2P: T cell Response Magnitude Correlates with Tumor Biomarker Response All patients with T cell responses over the median showed tumor biomarker response

17 Phase 1AELI-002 2PESMO-IO UPDATE: RFS in Full Cohort vs PDAC Subgroup Median follow up has increased to 19.7 months vs 8.5 months in Pant et al., 2024 Nature Med Median RFS times similar for the full cohort and PDAC subgroup: Data cut-off Sept 24, 2024 Full Cohort (n=25)Relapse-free Survival: R el ap se -f re e Su rv iv al Months No. at Risk 25 16 11 9 7 7 3 1 0 Median RFS: 16.33 Months R el ap se -f re e Su rv iv al Months No. at Risk 20 11 7 5 5 5 3 1 0 Median RFS: 15.31 Months PDAC Subgroup (n=20)Relapse-free Survival: Median follow-up for study: 19.7 months Pant, et al. ESMO-IO Annual Meeting. 2024

18 Phase 1AELI-002 2P2024 ESMO-IO Update Shows Strong Correlation between RFS and T Cell Response RFS Prolonged - no relapse or death in 10/13 (77%) of above median T cell group Data cut-off (DCO): September 24, 2024 • 10/13 in the above median T cell group have not relapsed or died • Favorable RFS stratified by T cell response was maintained relative to prior analysis: • Median RFS not reached for above median T cell Responders • Median RFS 4.01 months for below median T cell Responders • HR 0.226, P = 0.0184 • 77% reduction in Risk of Progression or Death due to any cause in above median T cell Responders to ELI-002 DCO September 24, 2024 Relapse-free Survival: R el ap se -f re e Su rv iv al Months T Cell Response No. at Risk ≥ Median 13 12 9 7 5 5 3 1 0 < Median 12 4 2 2 2 2 0 Median RFS: Not Reached Median RFS: 4.01 Months ≥ Median T Cell Response (n=13) < Median T Cell Response (n=12) DCO 06-Sept-2023 24-Sept-2024 Median RFS (Months) ≥ Median T Cell Not Reached Not Reached < Median T Cell 4.01 4.01 HR (95% CI) 0.142 0.226 (0.0321, 0.6278) (0.0552, 0.9277) P-value 0.0167 0.0184 ELI-002 2P Relapse-free Survival Median follow-up for study: 19.7 months Pant, et al. ESMO-IO Annual Meeting. 2024

19 Phase 1AELI-002 2P2024 ESMO-IO Update Shows Early Encouraging Patient Survival Full Cohort (n=25) Overall Survival; mOS 28.94 mo is longer than historical for PDAC, CRC not yet estimable DCO September 24, 2024 Overall Survival: O ve ra ll Su rv iv al Months No. at Risk 25 25 23 23 22 20 13 6 2 2 1 1 0 Median OS: 28.94 Months Median Follow-up: 19.70 Months Data cut-off (DCO): September 24, 2024; NR= not reached • Median RFS for full cohort and PDAC, CRC subgroups are similar • Median OS for full cohort and PDAC, CRC subgroups are identical • mOS longer than MRD+ PDAC e.g. 17 mo from resection, Groot et al., 2019. Clin Cancer Res 25:4973 Cohort Full (n=25) PDAC (n=20) CRC (n=5) Median RFS (months) 16.33 15.31 16.33 Median OS (Months) 28.94 28.94 NR Median Follow-up (Months) 19.7 19.5 23.2 ELI-002 2P Relapse-free and Overall Survival Pant, et al. ESMO-IO Annual Meeting. 2024

ELI-002 7P: Phase 1a Trial of ELI-002 7-Peptide Formulation First-in-human Study: mKRAS G12x or G13D-expressing, Adjuvant treatment of MRD+ PDAC and CRC

21 32-Months Follow-up Boost (4 doses over 4 weeks) Prime (6 doses over 8 weeks) Complete Local Therapy (e.g., Surgery, Chemo) E L I - 0 0 2 M O N O T H E R A P Y : N C T 0 5 7 2 6 8 6 4 Pancreatic Ductal Adenocarcinoma (PDAC) Colorectal Cancer (CRC) n=13 n=1 ✓ Includes: mKRAS G12D/R/V/C/A/S/G13D ✓ No radiographic evidence of disease (NED) ✓ High risk of relapse (MRD+ ctDNA/serum biomarkers) Key Criteria 1-2 months 2 months Safety Maximum Tolerated Dose (MTD) or RP2D ctDNA/serum biomarker change from baseline Immunological Responses Disease Free Survival (DFS) Endpoints 14 patients enrolled across 2 dose cohorts, 12 biomarker evaluable at database cutoff (Dec 18, 2023) • Advanced: 7 (50%) had stage III • Pre-treated: All received prior chemo and surgery, 29% had prior radiation Baseline Characteristics Basket Trial EnrollmentMonotherapy (no chemo, CPI combo) Phase 1AELI-002 7PELI-002 7P Phase 1A Study Overview Phase 1 peptide dose-ranging study to assess safety and efficacy of ELI-002 7P in patients who completed standard therapy and have minimal residual disease

0 5 10 15 20 25 30 100 200 300 F o ld -c h a n g e f ro m b a s e li n e 22 • 100% of patients showed T cell responses • 4.9 mg dose group selected for Phase 2 • Median fold change = 113.3x • 85.7% with CD4 and CD8 T cells • T cells detectable by standard direct ex vivo FluoroSpot and flow cytometry, with no expansion required Responses shown are best overall responses relative to baseline for each patient at any timepoint during the assessment period. ELI-002 7P: Data cutoff 24-Sep-24 ELI-002 7P T Cell Fold-Changes by Dose LevelmKRAS T Cell Responses Baseline Max Response Direct Ex Vivo T Cell Response Average Median 4.9 mg 113.8 113.3 1.4 mg 11.3 9.3 All 71.1 18.5 T Cell ResponseDose = Phase 2 Dose Phase 1AELI-002 7PELI-002 7P Elicits Immune Responses in all Phase 1a Patients 100% of patients with robust T cell response 7P RP2D Median 113.3x

23 ELI-002 2P (Nat Med) ELI-002 7P (All) ELI-002 7P (4.9 mg) Response Rate 84% 100% 100% Median Fold Change 12.8 18.5 113.3 CD4 + CD8 T cells 59% 75.0% 85.7% Response to 7 mKRAS Antigens 52.4% 50.0% 71.4% Response to Tumor Antigen 81% 83.3% 100% • ELI-002 7P data based on n=12 Patients (1.4 mg, n=5; 4.9 mg, n=7) • 100% T cell Response Rate (n=12) • ELI-002 7P 4.9 mg shows increased: • Median Fold Change • CD4 + CD8 Response Rate • Response Rate for all 7 mKRAS Antigens • Response Rate to Patient Tumor Antigen ELI-002 2P vs ELI-002 7P 4.9 mg Responses shown are best overall responses vs baseline for each patient at any timepoint during the assessment period. ELI-002 2P: Data cutoff 6-Sept-23 ELI-002 7P: Data cutoff 24-Sep-24 Phase 2 Dose = Phase 2 Dose Phase 1AELI-002 7PELI-002 7P: T Cell Response Magnitude Correlates with Dose Phase 2 Dose generates higher immune response than seen with ELI-002 2P

24 • ELI-002 7P vaccination led to expansion of T cell responses targeting passenger mutations alongside mKRAS driver mutations in a majority of evaluable patients • T cells detectable by standard direct ex vivo FluoroSpot and flow cytometry, with no expansion required • 70% of evaluated patients (7/10) developed increased T cell responses targeting personalized tumor neoantigens • 100% at RP2D 4.9 mg peptide antigen dose • Polyfunctional CD4 and CD8 T cells Antigen Spreading to Personal Tumor Neoantigens ELI-002 7P: ELI-002 Stimulates Antigen Spreading Expansion of T cells specific to personalized tumor antigens not targeted by vaccination Phase 1AELI-002 7P 4.9 mg1.4 mg 7P Antigen Dose Level 0 1 2 3 4 5 6 7 8 9 10 # o f P e rs o n a li z e d T u m o r N e o a n ti g e n s A s s a y e d f o r T c e ll R e s p o n s e Immunogenic Non-immunogenic

25 • 71% (5/7) of patients in the 4.9 mg dose had biomarker decline • 40% (2/5) of patients in the 1.4 mg dose had biomarker decline • 14% (1/7) PDAC patients at 4.9 mg dose had complete clearance • Response may deepen over time (some patients not yet finished boosters) Amph-Peptides-7P Dose 1.4 mg 4.9 mg ELI-002 7P Waterfall Plot: Biomarker Reduction / ClearanceTumor Biomarker Responses -100 -75 -50 -25 0 25 50 75 100 1 0 0 1 0 0 8 6 7 4 -1 9 -2 4 -4 5 -6 4 -1 0 0 B e s t O v e ra ll B io m a rk e r R e s p o n s e (% o f B a s e li n e ) * * 9 -1 1 -1 3 * Represents percent change > 100%; data display at maximum 100% Two (2) pts not included in this analysis. Pt 111-002 had insufficient post-baseline biomarker data; pt 107-002 d/c treatment early due to non-treatment related AE KRAS variant post-analysis: 107001 G12D, 106001 G12V, 110004 G12D, 117001 G12D P P P P P P C P P P P PTumor Type KRAS Biomarker P PDAC C CRC ctDNA CEA / CA19-9 V D D D D R D D V D D V G12 G13 = Phase 2 Dose Phase 1AELI-002 7PELI-002 7P Induces Tumor Biomarker Declines in Majority of Phase 1a Patients Waterfall reflects superiority of 4.9 mg AMP-Peptide 7P dose level A B C DP DQ DR HLA I HLA II Data cutoff 18-Dec-23

> Median < Median -100 0 100 200 T Cell Response (Fold change f rom baseline) B e s t O v e ra ll B io m a rk e r R e s p o n s e (% o f B a s e li n e ) ✱ Clearance Reduction Non-Responder 26 • Strength of T cell response to ELI-002 is correlated to tumor biomarker response • 100% (6/6) of the above median T cell group respond to ELI-002; in the below median group 33% (2/6) respond to ELI-002* • 71.4% (5/7) of the 4.9 mg dose cohort are in the above median T cell group, including a complete responder • Statistically significant per Mann Whitney Test (P = 0.0260) Tumor Biomarker data cutoff 18- Dec-23; T cell biomarker data cutoff 24-Sep-24 mKRAS T Cell Response Tumor Biomarker Response Best Overall Tumor Biomarker Response ≥ Median < Median P = 0.0260 *10 patients had both immunogenicity and biomarker data available at data cutoff. Phase 1AELI-002 7PELI-002 7P: T Cell Response Drives Tumor Biomarker Response All patients with T cell responses above median showed tumor biomarker response

0 12 24 36 48 60 0 25 50 75 100 Weeks on Study D is e a s e -f re e S u rv iv a l (% ) 27 Phase 1AELI-002 7P Supervised by Median T cell Fold Change 6 mo 12 mo Median DFS: not reached Median DFS: not reached ≥ Median T Cell Response (n = 6) < Median T Cell Response (n = 6) No. at Risk 6 6 5 3 1 0 6 4 1 0 ELI-002 7P: DFS Strongly Correlates with T Cell Response Improved DFS associated with above median T cell response • Induction of above median mKRAS-specific T cell responses by ELI-002 7P associated with decreased risk of disease progression and death compared to below median T cell response • All patients with above median T cell responses were free from disease progression as of the data cutoff date ELI-002 7P Disease-free Survival Data cutoff 23-May-24

28 • No DLT observed, No CRS or T cell Toxicities • Most common TRAE (>20%) were Fatigue (28.6%; all Gr1) and Malaise (21.4%; all Gr1) • One (1) pt had SAE (107-002) 1.4 mg dose non- treatment related intestinal obstruction resulted in hospitalization and w/d from treatment • No dose modification • No TRAE leading to death ELI-002 7P Safety / Tolerability Phase 1AELI-002 7PELI-002 7P: Safety ELI-002 was well tolerated at all dose levels with no DLTs observed ELI-002 7P Dose 1.4 mg n=6 4.9 mg n=8 Overall n=14 Adverse Event Term a Patients with Any Related TEAE, n (%) 5 (83.3) 6 (75.0) 11 (78.6) Fatigue 3 (50.0) 3 (37.5) 6 (42.9) Malaise 1 (16.7) 2 (25.0) 3 (21.4) Diarrhea 1 (16.7) 2 (25.0) 3 (21.4) Abdominal Distension 2 (33.3) 0 2 (14.3) Abdominal Pain 1 (16.7) 1 (12.5) 2 (14.3) Patient Summary KRAS Mutation DDDDV 13D DDDDRVVV Dose Limiting Toxicity 0 0 0 Biomarker Reduction / Clearance 2 / 5 (40) 5 / 7 (71) 7 / 12 (58) b T cell Response 6 / 6 (100) 5 / 5 (100) 11 / 11 (100) c TEAE: Treatment Emergent Adverse Event a Preferred terms per the Medical Dictionary for Regulatory Activities, version 25.0 b Measured among 12 evaluable patients as of the data cut off: December 18, 2023 c Measured among 11 evaluable patients as of the data cut off: December 18, 2023

Enrollment Complete for ELI-002 Randomized Phase 2 PDAC, n=144 pts

ELI-002 7P | Phase 2

Event Driven Interim DFS Analysis Expected 1H 2025 for 2:1 Randomized, Open Label Study

CLINICAL STUDY OVERVIEW: NCT05726864

Monotherapy (no chemo, CPI combo)

- ✓ mKRAS: Expanded Antigen Coverage

  G12D / R / V / C / A / S / G13D

Phase 2: Key Criteria

- ✓ Includes: mKRAS G12D/R/V/C/A/S/G13D
- ✓ Up front resectable Stage I, II or III disease (PDAC)
- ✓ Complete R0/R1 resection
- ✓ Radiographic NED status within 6 months following completion of locoregional treatment
- ✓ MRD agnostic (biomarker +/- included)

Schema


n~90
ELI-002 7P
8wk immunization (1,2,3,4,6,8) 8wk observation, 4wk boosting
R
2:1
Crossover @ PD
n~45
Observation: SOC

Endpoints

- Primary Endpoint: Disease Free Survival
- Tumor Biomarker Response (biomarker subset)
- Overall Survival, Safety, iRECIST Overall Response Rate
- Exploratory: Immunogenicity

ELI-002 7P | Phase 3

Design aligned in FDA meeting: Randomized, blinded trial; primary endpoint investigator assessed DFS using modified RECIST (new lesions confirmed by biopsy/imaging)

elicio THERAPEUTICS

29

Key Milestones Achieved and Growth Initiatives for 2025-2026

ELI-002 Clinical Development

- ✓ Preliminary Phase 1 T Cell and biomarker response (ASCO)
- ✓ T cell and Antigen Spreading (SITC)
- ✓ Complete Phase 2 enrollment with 144 patients enrolled (4Q 2024)
- ✓ FDA Type B Meeting (4Q 2024)
- ❑ Phase 2 DFS Interim Analysis (expected H1 2025)
- ❑ End of Phase 2 FDA Meeting (expected H2 2025)

2025 Growth Initiatives

- ❑ Initiate ELI-002 + CPI investigator-sponsored clinical combination study in neo-adjuvant PDAC
- ❑ Initiate ELI-002 + CPI investigator-sponsored clinical study in metastatic micro-satellite stable CRC
- ❑ Advance ELI-007 BRAF and ELI-008 p53 vaccines for Phase 1 readiness
- ❑ Initiate ELI-004 + radiation investigator-sponsored clinical study
- ❑ Finalize Phase 3 trial protocol in adjuvant PDAC setting elicio THERAPEUTICS

30

Targeting the Lymph Nodes to AMPlify Immunotherapy Nasdaq: ELTX January 2025